Business Combination, Significant Transaction and Sale of Business (Details) - Schedule of estimated fair values of the assets acquired and liabilities at the date of acquisition - Acquisition of The Goodkind Group, LLC [Member]
$ in Thousands
Aug. 23, 2022 USD ($)
Business Combination, Significant Transaction and Sale of Business (Details) - Schedule of estimated fair values of the assets acquired and liabilities at the date of acquisition [Line Items]
Net assets excluding cash acquired	$ 3,177
Customer relations	3,901
Liabilities in respect of business combinations	(3,635)
Goodwill	4,404
Total assets acquired, net of acquired cash	$ 7,847